UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

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CONATUS PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16745 West Bernardo Drive, Suite 250 San Diego, California		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 376-2600

(Former Name or Former Address, if Changed Since Last Report.)

16745 West Bernardo Drive, Suite 200, San Diego, California 92127

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	CNAT	The Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement

On December 18, 2019, Conatus Pharmaceuticals Inc. (the “Company”) and Pacific Real Estate Partnership (“Subtenant”) entered into a Sublease Agreement (the “Sublease”), pursuant to which the Company agreed to sublet to Subtenant approximately 13,225 rentable square feet of office space (the “Premises”), which the Company currently leases, at 16745 West Bernardo Drive, San Diego, CA 92127. The Sublease is subordinate to the Office Lease Agreement between the Company and The Point Office Partners, LLC (the “Landlord”).

The term of the Sublease will commence five days after approval from the Landlord and will expire on September 30, 2020. At the commencement of the Sublease, the Company will sublet 9,954 rentable square feet of the Premises (the “Initial Premises”), and the Company will sublet the remaining 3,271 rentable square feet of the Premises (the “Expansion Premises”) commencing on April 1, 2020. Subtenant will pay the Company monthly rent in the amount of $22,396.50 for the Initial Premises and $3,271.00 for the Expansion Premises. In addition, Subtenant will pay 100% of electricity used in the subleased Premises and any other utilities and services exclusively for the subleased Premises. The Company will also receive a security deposit of $25,667.50

The Sublease contains customary provisions allowing the Company to, among other things, terminate the Sublease in its entirety and retake the Premises if Subtenant fails to remedy certain defaults of its obligations under the Sublease within specified time periods.

The description of the terms and conditions of the Sublease set forth herein is not complete and is qualified in its entirety by reference to the full text of the Sublease, a copy of which will be filed as an exhibit to the Company’s annual report on Form 10-K for the year ending December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONATUS PHARMACEUTICALS INC.

Date: December 23, 2019	By:	/s/ Keith W. Marshall, Ph.D.
	Name:	Keith W. Marshall, Ph.D.
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer